Keefe, Bruyette & Woods Insurance Conference September 7 - 8, 2010 Eastern Insurance Holdings, Inc. Bruce Eckert Chief Executive Officer Kevin Shook Treasurer & Chief Financial Officer Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of pricing, coverage or other factors; developments in the financial or capital markets; the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of reinsurance or failure of our reinsurers to pay claims timely; changes in our relationships with the agencies and agents that distribute our products; and a decline in our financial ratings. The foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the “Forward-
Looking Statements” and “Risk Factors” sections of Eastern Insurance Holdings, Inc.’s  Form 10-K for the
year ended December 31, 2009, which is on file with the SEC.

Overview of Eastern Insurance Holdings, Inc.
• NASDAQ: EIHI
• Workers’ Compensation Insurance Subsidiaries Rated “A”
(Excellent) by A.M. Best
• As of June 30, 2010, Total Assets of $358.5 Million and
Shareholders’ Equity of $150.5 Million
• June 30, 2010 Diluted Book Value per Share of $15.95
• For the Three Months Ended June 30, 2010, $26.3 Million of
Total Revenue
• On June 21, 2010, Closed Sale of Group Benefits Insurance
Subsidiary, Eastern Life and Health Insurance Company

EIHI Business Segments
EIHI
EIHI
Segregated Portfolio Cell
Segregated Portfolio Cell
Reinsurance
Reinsurance
Third Party Administration
Third Party Administration
and Corporate
and Corporate
Workers’
Workers’
Compensation
Compensation
Specialty Reinsurance
(Currently in Run-Off)
80.5% of DWP
0.0% of DWP
19.5% of DWP

What Makes EIHI Different?
INTEGRITY:
Our behavior is the benchmark to which others aspire.
•Diversity of Underwriting Risk
•Strong Balance Sheet and Conservative Loss Reserving
Practices
•Consideration of Unemployment Data
•Controlled Geographic Expansion
INNOVATION:
Our employees are committed to
identifying progressive solutions to meet
the needs of our customers.
•Specialty Underwriter with Expertise in
Niche Products
•Ease of Doing Business Enhanced
through Electronic Offerings and
Personalized Service
•Entry into the “Pay as You Go” Market
RELATIONSHIPS:
Our partnerships help our clients improve
their productivity and bottom line
profitability.
•Select Agency Appointments
•Medical Cost Containment Vendor
Relationships
•Long-Term Relationships with High
Quality Reinsurance Partners
LEADERSHIP:
Our leaders are measured by their actions, not
words.
•EAIG: Same Senior Management Team Since
Inception

Workers’ Compensation Specialist
• Broad Product Spectrum
• Disciplined Underwriting Focused on Rate Adequacy
• Extensive Medical Cost Containment Strategies
• Proactive Claims Management, and Strategic use of Return-to-Work Initiatives
• Value-Added Risk Management Services
• Strategic Partnerships with Independent Agencies that Share Philosophies on
Controlling Workers’ Compensation Costs
• Opened Southeast Office (Charlotte, NC) – February 2008
• Acquired Employers Security Insurance Company (Indianapolis, IN) –
September 2008
• Opened Nashville, TN office – April 2010
• Opened Pittsburgh, PA office – June 2010

Workers’ Compensation Licenses
• Direct Written Premium of
$26.6 Million for the Three
Months Ended 06.30.10,
and $24.9 Million for the
Three Months Ended
06.30.09
- Licenses
- Agency Appointments

Workers’ Compensation Direct Written Premium Geography
Delaware, 0.4%
Maryland, 0.1%
Pennsylvania,
99.5%
Pennsylvania,
73.4%
Other, 2.5%
Delaware, 1.4%
Maryland, 2.5%
Virginia, 2.4%
Indiana, 12.2%
North Carolina,
5.6%

Workers’ Compensation Risk Diversification
•Active Policies = 6,083
•Over 400 Class Codes Actively Written
Top 10 Classes
Exposure Base: PA, DE, MD, VA, NC, SC
17.9%
Clerical / Office
8.1%
Doctors / Dentists
7.0%
Auto Dealers
5.0%
Salesmen - Outside
4.4%
Colleges / Schools
3.6%
Restaurant
3.5%
Nursing Homes -
Skilled
2.8%
Community
2.4%
Facility
2.1%
Hospital

Workers’ Compensation Product Spectrum
Percentages as of June 30, 2010
•81.6% <$20K, 15.0% $20K-$100K, 3.4% $100K+
Alternative Markets - Jointly
Owned, 15.1%
Large Deductible, 4.6%
Retrospective Rating, 2.5%
Guaranteed Cost, 55.4%
Policyholder Dividend, 11.9%
Alternative Markets, 10.5%

Page 11 Workers’ Compensation Direct Written Premium Growth Rates 10.4% 7.7% 8.9% 13.6% 20.6% 8.0% 7.3% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2003 2004 2005 2006 2007 2008 2009 YTD 2010

Page 12 EIHI Workers’ Compensation Market Share in Three Core States 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Pa In NC

Workers’ Compensation Claim Closing Patterns
Results as of June 30, 2010
0 200 400 600 800 1000 1200
Number of Net Claims
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Claims Open
0 1 0 1 2 4 8 10 18 52 105 296
Claims Closed
65 204 382 595 689 686 825 732 914 933 985 845
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Workers’ Compensation Key Operating Statistics – June 30, 2010
7.3% Direct written premium growth
86.2% in guaranteed cost Policyholder dividend management
2.2% Renewal rate decreases
87.0% Premium renewal retention
Underwriting:
$        59,031 $     33,862 Average compromise and release
14.1 weeks 11.9 weeks Average duration of disability
$          2,190 $       1,506 Average medical payment per claim
$          3,489 $       2,117 Average benefit payment per claim
$          3,980 $       2,405 Average total cost per claim
Pennsylvania EIHI Claims:

Workers’ Compensation Alternative Markets … Alternative Options
•
Services to employers who self-insure their workers’ compensation exposure
• Fee based revenue for EIHI
• EIHI ownership interest in SPC’s produced aggregate net income of $4.5 million since inception
• 14 Active Segregated Portfolio Cell Programs as of June 30, 2010
$847
$2,451
$5,082
$12,159
$17,257
$25,786
$28,512
$27,032 $26,912
$29,113
$28,661
$15,893
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
DWP
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD 2010
Year
Segregated Portfolio Cell Reinsurance Direct Written Premium

Pennsylvania Workers’ Compensation Market Share (Top 20)
(dollars in thousands)
2009 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year Average
Loss Ratio
1. Liberty Mutual Insurance Company $  179,148 77.07% 77.94%
2. American International Group 172,759 79.24% 73.98%
3. Zurich Financial Services NA Group 129,235 84.15% 83.69%
4. Travelers Group 127,772 74.09% 64.01%
5. PMA Insurance Group 112,541 68.21% 68.53%
6. Erie Insurance Group 108,483 53.27% 48.90%
7. Hartford Insurance Group 105,284 71.58% 65.24%
8. Eastern Alliance Insurance Group 88,306 41.83% 42.14%
9. Lackawanna Insurance Group 64,685 50.23% 46.08%
10. Selective Insurance Group 52,408 79.98% 74.81%
11. Cincinnati Insurance Companies 46,283 84.11% 92.03%
12. Companion Property and Casualty Group 45,259 55.34% 62.29%
13. Penn National Insurance 44,298 57.30% 59.19%
14. Highmark Casualty Group 41,130 53.29% 50.99%
15. Chubb Group of Insurance Companies 39,397 43.77% 34.75%
16. School Boards Insurance Co. of PA, Inc. 36,206 0.00% 76.30%
17. Argo Group 36,060 52.34% 49.71%
18. W. R. Berkley Group 35,104 66.12% 68.45%
19. CNA Insurance Companies 33,936 109.41% 100.42%
20. ACE INA Group 30,728 57.12% 38.80%
Source: 2009 Best’s State/Line (P/C Lines).

Indiana Workers’ Compensation Market Share (Top 20)
(dollars in thousands)
2009 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year Average
Loss Ratio
1. Liberty Mutual Insurance Company $   98,443 57.47% 61.15%
2. Travelers Group 44,312 50.05% 52.02%
3. American International Group 36,429 69.01% 63.03%
4. Accident Fund Group 35,428 66.89% 75.51%
5. Cincinnati Insurance Companies 26,257 77.47% 79.90%
6. Auto-Owners Insurance Group 25,440 84.57% 88.03%
7. Zurich Financial Services NA Group 22,992 69.49% 69.34%
8. Hartford Insurance Group 17,652 64.23% 50.19%
9. Amerisure Companies 17,015 52.17% 59.64%
10. QBE Americas Group 12,796 56.91% 48.16%
11. FCCI Insurance Group 11,587 65.75% 74.47%
12. Employers Insurance Group 11,062 66.35% 82.56%
13. United Farm Bureau of Indiana Group 10,980 65.67% 70.28%
14. Old Republic Insurance Group 10,929 82.88% 76.88%
15. CNA Insurance Companies 10,906 76.75% 70.75%
16. W. R. Berkley Group 10,663 60.35% 49.68%
17. ACUITY A Mutual Insurance Company 9,251 76.54% 88.98%
18. Eastern Alliance Insurance Group 9,050 37.90% 34.00%
19. ACE INA Group 8,870 15.63% 10.43%
20. Westfield Group 8,528 61.08% 60.83%
Source: 2009 Best’s State/Line (P/C Lines).

North Carolina Workers’ Compensation Market Share (Top 20)
Source: 2009 Best’s State/Line (P/C Lines).
31.65% 31.65% 5,045 Eastern Alliance Insurance Group 39.
(dollars in thousands)
2009 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year Average
Loss Ratio
1. Liberty Mutual Insurance Company $   127,864 80.85% 74.12%
2. Hartford Insurance Group 108,948 69.06% 64.19%
3. American International Group 94,863 78.87% 74.02%
4. Travelers Group 79,283 67.94% 63.38%
5. W. R. Berkley Group 75,857 67.49% 67.10%
6. Zurich Financial Services NA Group 59,855 79.18% 77.24%
7. Builders Mutual Insurance Group 49,241 43.81% 32.24%
8. Franklin Holdings Group 36,048 50.18% 49.55%
9. Accident Fund Group 28,336 66.82% 58.94%
10. ACE INA Group 25,888 51.03% 52.19%
11. Cincinnati Insurance Companies 25,329 78.49% 77.59%
12. Auto-Owners Insurance Group 20,773 80.28% 85.48%
13. Amerisafe Insurance Group 18,447 69.94% 76.73%
14. Chubb Group of Insurance Companies 18,308 52.08% 49.19%
15. PMA Insurance Group 17,311 85.53% 78.36%
16. North Carolina FB Insurance Group 17,244 68.55% 73.92%
17. Erie Insurance Group 16,869 37.47% 27.56%
18. Old Republic Insurance Group 16,517 77.87% 84.49%
19. AmTrust Financial Group 15,808 36.40% 36.28%
20. Companion Property and Casualty Group 15,770 79.53% 61.18%

Eastern Insurance Holdings, Inc. Financial Model
• Active Capital Management
– Geographic Expansion
– Stock Repurchases
– Shareholder Dividends
– M&A Opportunities
• Underwriting Profit
– Underwriting, Risk
Management and Claims
Philosophy
– Financial Underwriting
– Low Expense Ratio
• Investment Results
• Strong Balance Sheet
– Asset Quality
– Credit Risk Management
– Reserves

Page 20 Workers’ Compensation Combined Ratio History 79.1% 65.6% 80.2% 87.7% 92.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2006 2007 2008 2009 YTD 2010

Investment Portfolio Mix
Total Cash and Invested Assets: $267.7 Million
as of June 30, 2010
7%
4%
7%
24%
58%
Fixed Income Securities
Convertible Bonds
Equity Securities
Other Long-Term Investments
Cash and Cash Equivalents

Balance Sheet Strength
• 74.7% of June 30, 2010 Assets are in Cash and Invested
Assets
• Excellent Collection History on Premiums Receivable
• Strong Reinsurer Security
• Unpaid Loss and Loss Adjustment Expense
– Reserves Recorded Near High End of Actuarial Range
– History of Favorable Workers’ Compensation Loss Reserve
Development
– Strong Base Case Reserves

Workers’ Compensation Loss Reserving Practices
(in thousands) 6-30-10 3-31-10 12-31-09 9-30-09 6-30-09
Case reserves $   36,230 $   35,622 $   33,073 $   36,496 $    34,324
IBNR 24,659 24,854 27,451 26,756 26,333
Discount (3,059) (3,027) (3,097) (3,161) (3,033)
Subtotal 57,830 57,449 57,427 60,091 57,624
Purchase accounting 391 442 514 578 688
Total $   58,221 $   57,891 $   57,941 $   60,669 $    58,312

Eastern Insurance Holdings, Inc. Capital Position
Reported Implied
(in thousands) Target Implied Capital 6/30/2010 Book Value Book Value Unallocated Tangible BV
NPW (1)
NPW/ Surplus Requirement GAAP Equity Per Share Per Share Capital Per Share
Workers' compensation insurance 81,283 $         1.25                  65,026 $              82,075 $         8.76 $           6.94 $           1.82 $            8.76 $
Specialty reinsurance 20,300                 22,308            2.38              2.17              0.21               2.38
Total required capital 85,326                 104,383          11.14            9.10              2.03               11.14
Goodwill and other 15,175                 15,175            1.62              1.62              -                -
Total allocated capital 100,502               119,558          12.76            10.72            2.03               11.14
Holding company tangible equity -                            30,932            3.30              -                3.30               3.30
Total shareholders' equity 150,490               150,490
16.06 $
10.72 $
5.33 $            14.44 $
Stock option dilution (0.11)             (0.01)
Diluted earnings per share 15.95 $         14.43 $
Total unallocated capital 49,988 $
5.33 $
(1)
Net written premium represents a rolling twelve months.

EIHI Fully Diluted Book Value Performance
$14.50
$14.95 $14.92
$15.16
$15.57
$16.27
$16.43
$16.33
$15.80
$14.13
$14.16
$14.82
$15.55
$15.78
$16.07
$15.95
$12.50
$13.00
$13.50
$14.00
$14.50
$15.00
$15.50
$16.00
$16.50
Fully Diluted
Book Value
Quarter

Page 26 Workers’ Compensation Historical Diluted Earnings Per Share $0.04 $0.19 $0.27 $0.31 $0.23 $0.21 $0.16 $0.46 $0.59 $0.30 $0.32 $0.06 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70

Sale of Eastern Life and Health Insurance Co.
• Closed June 21, 2010
• Consideration equal to:
– GAAP book value plus $250,000 = $34.1 million
• Pre merger distribution = $31.8 million
• $1.75 million note
• Cash = $0.5 million
• Proceeds used to:
– Grow workers’ compensation business
– Repurchase stock
– M&A opportunities